Fair Value Measures and Disclosures	12 Months Ended
Feb. 24, 2023
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]	FAIR VALUE
Fair value measurements are classified under the following hierarchy:
Level 1 — Inputs based on quoted market prices for identical assets or liabilities in active markets at the measurement date.
Level 2 — Inputs based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets.
Level 3 — Inputs reflect management’s best estimate of what market participants would use to price the asset or liability at the measurement date in model-driven valuations. The inputs are unobservable in the market and significant to the instrument’s valuation.
Fair value measurements are classified according to the lowest level input or value-driver that is significant to the valuation. A measurement may therefore be classified within Level 3 even though there may be other significant inputs that are readily observable.
Assets and liabilities measured at fair value within our Consolidated Balance Sheets as of February 24, 2023 and February 25, 2022 are summarized below:

Fair Value of Financial Instruments	February 24, 2023
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$90.4	$—	$—	$90.4
Restricted cash	6.8	—	—	6.8
Foreign exchange forward contracts	—	2.3	—	2.3
Auction rate security	—	—	2.1	2.1
	$97.2	$2.3	$2.1	$101.6
Liabilities:
Foreign exchange forward contracts	$—	$(0.3)	$—	$(0.3)
Contingent consideration	—	—	(9.5)	(9.5)
	$—	$(0.3)	$(9.5)	$(9.8)

Fair Value of Financial Instruments	February 25, 2022
	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents	$200.9	$—	$—	$200.9
Restricted cash	6.1	—	—	6.1
Foreign exchange forward contracts	—	1.0	—	1.0
Auction rate security	—	—	2.6	2.6
	$207.0	$1.0	$2.6	$210.6
Liabilities:
Foreign exchange forward contracts	$—	$(0.3)	$—	$(0.3)
Contingent consideration	—	—	(4.9)	(4.9)
	$—	$(0.3)	$(4.9)	$(5.2)
Foreign Exchange Forward Contracts
We occasionally enter into forward contracts to reduce the impact of foreign currency fluctuations on foreign-denominated transactions, assets and liabilities. We primarily use derivatives for intercompany transactions (including loans) and certain forecasted currency flows from foreign-denominated transactions. The fair value of foreign exchange forward contracts is based on a valuation model that calculates the differential between the contract price and the market-based forward rate as of the balance sheet date.
Auction Rate Security
As of February 24, 2023, we held an auction rate security (“ARS”) investment with a total par value of $3.2 and a fair value of $2.1. The difference between par value and fair value is comprised of other-than-temporary impairment losses recorded in previous fiscal years and unrealized losses on our ARS investment of $0.9 and $0.2, respectively. The unrealized losses are due to changes in interest rates and are expected to fluctuate over the contractual term of the investment. Unrealized losses are recorded in Accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.
The ARS investment is not widely traded and therefore does not currently have a readily determinable market value. To estimate fair value, we used an internally-developed discounted cash flow analysis which considers, amongst other factors: (i) the credit ratings of the ARS, (ii) the credit quality of the underlying securities or the credit rating of issuers, (iii) the estimated timing and amount of cash flows, (iv) the formula applicable to the security which defines the penalty interest rate and (v) discount rates equal to the sum of (a) the yield on U.S. Treasury securities with a term through the estimated workout date plus (b) a risk premium based on similarly rated observable securities.
A deterioration in market conditions or the use of different assumptions could result in a different valuation of the investment. An increase to the discount rate of 100 basis points would reduce the estimated fair value of our ARS investment by approximately $0.2.
Contingent Consideration
In connection with the acquisition of Viccarbe Habitat, S.L ("Viccarbe") in Q3 2022, up to an additional $13.8 (or €13.0) is payable to the sellers based upon the achievement of certain revenue and operating income targets over a three-year period ending in 2025. This amount was considered to be contingent consideration and was treated for accounting purposes as part of the total purchase price of the acquisition. We used the Monte Carlo simulation model to calculate the fair value of the contingent consideration as of the acquisition date, which represents a Level 3 measurement. As a result, we recorded a related liability of $4.9 (or €4.2). At each reporting date, we remeasure the fair value of this liability using a Monte Carlo simulation based upon revenue and operating income projections over the remaining earnout period, and changes to the fair value of the liability are recorded to Operating expenses. As of February 24, 2023, the fair value of the contingent consideration was $9.5 (or €9.0). The settlement of the contingent consideration could vary from this estimate based upon actual operating performance of the business during the earnout period compared to the underlying assumptions used in the estimation of fair value, including revenue and operating income projections, and changes to discount rates.
Below is a roll-forward of assets and liabilities measured at estimated fair value using Level 3 inputs during the years ended February 24, 2023 and February 25, 2022:

Roll-forward of Fair Value Using Level 3 Inputs	Auction Rate Security - Other Assets	Contingent Consideration - Other Long-Term Liabilities
Balance as of February 26, 2021	$2.6	$—
Contingent consideration recorded on acquisition	—	4.9
Balance as of February 25, 2022	$2.6	$4.9
Unrealized loss on investment	(0.5)	—
Foreign currency gain	—	(0.6)
Change in estimated fair value	—	5.2
Balance as of February 24, 2023	$2.1	$9.5
There were no other-than-temporary impairments or transfers into or out of Level 3 during either 2023 or 2022. Our policy is to value any transfers between levels of the fair value hierarchy based on end of period fair values.